   As filed with the Securities and Exchange Commission on April 9, 2002

                                                        Registration No. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ------------

                            AMENDMENT NO. 1 TO

                                    FORM F-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                 ------------

                                  AMVESCAP PLC
             (Exact name of registrant as specified in its charter)

           England                     Not Applicable                Not Applicable
 (State or other jurisdiction
      of incorporation or       (Primary Standard Industrial        (I.R.S. Employer
         organization)           Classification Code Number)     Identification Number)

                              11 Devonshire Square
                                     London
                                EC2M 4YR England
                         Telephone: 011-44-207-626-3434
                         Facsimile: 011-44-207-929-5888
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 Neil Williams
                                General Counsel
                                  AMVESCAP PLC
                            1315 Peachtree Street NE
                                   Suite 550
                             Atlanta, Georgia 30309
                           Telephone: (404) 479-2889
                           Facsimile: (404) 724-4280
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                With copies to:

             M. Hill Jeffries
             Alston & Bird LLP                           Mark F. McElreath
            One Atlantic Center                          Alston & Bird LLP
       1201 W. Peachtree Street, N.E.                     90 Park Avenue
           Atlanta, Georgia 30309                    New York, New York 10016
         Telephone: (404) 881-7823                   Telephone: (212) 210-9595
         Facsimile: (404) 881-4777                   Facsimile: (212) 210-9444

                                 ------------

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                             Proposed
                                Amount       Maximum     Proposed Maximum
  Title of Each Class of        to be     Offering Price     Aggregate          Amount of
Securities to be Registered   Registered   per Note(1)   Offering Price(1) Registration Fee(2)
----------------------------------------------------------------------------------------------
5.90% Senior Notes Due
 2007...................     $300,000,000      100%        $300,000,000          $27,600
Guarantees of Notes
 (3)....................     $300,000,000      (4)              (4)                (5)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) Estimated pursuant to Rule 457(f) under the Securities Act of 1933, as amended, solely for purposes of calculating the registration fee.

(2) Calculated by multiplying the aggregate offering amount by .000092. This fee was previously paid.

(3) See Table of Guarantors / Additional Registrants below.
(4) No separate consideration will be received for the guarantees.
(5) Pursuant to Rule 457(n), no registration fee is required for the guarantees.

                                 ------------

   The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  TABLE OF GUARANTORS / ADDITIONAL REGISTRANTS

   The following subsidiaries of AMVESCAP PLC are guarantors of the registered notes and are co-registrants:

                                State or other  Primary Standard     I.R.S.
                               jurisdiction of     Industrial       Employer
Exact name of registrant as    incorporation or  Classification  Identification
specified in its charter         organization     Code Number        Number
---------------------------    ---------------- ---------------- --------------
A I M Management Group, Inc.
 *                                 Delaware          551112        76-0528004

A I M Advisors, Inc. *             Delaware          523900        74-1881364

INVESCO Institutional (N.A.),
 Inc. **                           Delaware          523900        58-1707262

INVESCO North American
 Holdings, Inc. ***                Delaware          523900        51-0264787

--------
* The address, including zip code, and telephone number, including area code, of the guarantor co-registrant is 11 Greenway Plaza, Suite 100, Houston, Texas 77046; Telephone: (800) 347-1919; Facsimile: (713) 214-7596.
** The address, including zip code, and telephone number, including area code, of the guarantor co-registrant is One Midtown Plaza, 1360 Peachtree Street N.E., Atlanta, Georgia 30309; Telephone: (404) 892-0896; Facsimile: (404) 439-4911.
*** The address, including zip code, and telephone number, including area code, of the guarantor co-registrant is 1315 Peachtree Street N.E., Suite 500, Atlanta, Georgia 30309; Telephone: (404) 479-2888; Facsimile: (404) 724-4248.

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS


Item 21. Exhibits and Financial Statement Schedules

  (a) The following exhibits are filed as part of this registration statement:


 Exhibit No. Description of Exhibit
 ----------- ----------------------
 1.1         Memorandum of Association of AMVESCAP, incorporating amendments up to and including July 20, 2000, incorporated by reference to exhibit 1.1 to AMVESCAP's annual report on Form 20-F (file no.
             001-13908) filed with the SEC on April 4, 2002.

 1.2 Articles of Association of AMVESCAP, adopted on August 1, 2000, incorporated by reference to exhibit 1.3 to AMVESCAP's annual report on Form 20-F (file no. 001-13908) filed with the SEC on May
             17, 2001.

 4.1         Indenture, dated as of December 17, 2001, for AMVESCAP's 5.90%
             Senior Notes Due 2007 among AMVESCAP PLC, A I M Advisors, Inc., A
             I M Management Group, Inc., INVESCO Institutional (N.A.) Inc.,
             INVESCO North American Holdings, Inc. and SunTrust Bank, incorporated by reference to exhibit 2.12 to AMVESCAP's annual report on Form 20-F (file no. 001-13908) filed with the SEC on April 4, 2002.

 4.2 Registration Rights Agreement, dated as of December 12, 2001, by and between AMVESCAP PLC, A I M Management Group, Inc., A I M
             Advisors, Inc., INVESCO Institutional (N.A.), Inc., INVESCO North
             American Holdings, Inc. and Salomon Smith Barney, Inc., for themselves and as representatives for the Initial Purchasers, incorporated by reference to exhibit 4.16 to AMVESCAP's annual report on Form 20-F (file no. 001-13908) filed with the SEC on April 4, 2002.

 4.3         Form of 5.90% Senior Note Due 2007 (included in Exhibit 4.1).

 4.4         Guarantee made by A I M Management Group, Inc., A I M Advisors,
             Inc., INVESCO Institutional (N.A.), Inc. and INVESCO North
             American Holdings, Inc., incorporated by reference to exhibit 4.17 to AMVESCAP's annual report on Form 20-F (file no. 001-13908) filed with the SEC on April 4, 2002.

 5.1         Opinion of Alston & Bird LLP.

 5.2         Opinion of Ashurst Morris Crisp, U.K.

 5.3         Opinion of Neil Williams, Esq.

 23.1        Consent of Alston & Bird LLP (included in Exhibit 5.1).

 23.2        Consent of Ashurst Morris Crisp, U.K. (included in Exhibit 5.2).

 23.3        Consent of Neil Williams, Esq. (included in Exhibit 5.3).

 23.4*       Consent of Arthur Andersen.

 24.1*       Power of Attorney for the directors and officers of AMVESCAP
             (included on page II-4 hereof).

 24.2* Powers of Attorney for the directors and officers of the Subsidiary Guarantors (included on pages II-6 through II-9 hereof).

 25.1        Statement of Eligibility of Trustee on Form T-1.

 99* Form of Letter of Transmittal and related documents to be used in conjunction with the exchange offer.

--------

* Previously filed.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on April 9, 2002.


                                          AMVESCAP PLC

                                                            *

                                          By: _________________________________
                                             Name:   Charles W. Brady
                                             Title:  Executive Chairman, Board
                                                     of Directors; Chief
                                                     Executive Officer



   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 9, 2002:


             Name                  Title


                                   Executive Chairman, Board of Directors;
            *                       Chief Executive Officer (principal

-------------------------------     executive officer)
Charles W. Brady


                                   Non-Executive Director
            *

-------------------------------
Rex D. Adams


                                   Non-Executive Director
            *

-------------------------------
Sir John Banham


                                   Vice Chairman, Board of Directors
            *

-------------------------------
The Hon. Michael D. Benson


                                   Non-Executive Director
            *

-------------------------------
Joseph R. Canion


                                   Director
            *

-------------------------------
Michael J. Cemo


                                   Director
            *

-------------------------------
Gary T. Crum


                                   Vice Chairman, Board of Directors
            *

-------------------------------
Robert H. Graham

             Name                  Title


                                   Director
            *

-------------------------------
Hubert L. Harris, Jr.


                                   Non-Executive Director
            *

-------------------------------
Denis Kessler


                                   Non-Executive Director
            *

-------------------------------
Bevis Longstreth


                                   Director; Chief Financial Officer
            *                       (principal financial and accounting

-------------------------------     officer)
Robert F. McCullough


                                   Non-Executive Director
            *

-------------------------------
Stephen K. West


                                   Non-Executive Director
            *

-------------------------------
Alexander M. White

Authorized Representative in the United States:

            *

-------------------------------
Name:  Robert F. McCullough
Title: Director; Chief Financial Officer

*By: /s/ Jeffrey Kupor

-------------------------------

Jeffrey Kupor


Attorney-in-fact

   Pursuant to the requirements of the Securities Act of 1933, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on April 9, 2002.


                                          A I M MANAGEMENT GROUP, INC.

                                                            *

                                          By: _________________________________
                                             Name:   Robert H. Graham
                                             Title:  President and Chief
                                                     Executive Officer



   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 9, 2002:


             Name                  Title


                                   Director
            *

-------------------------------
Michael J. Cemo


                                   Director
            *

-------------------------------
Gary T. Crum


                                   Director; President (principal executive
            *                       officer)

-------------------------------
Robert H. Graham


                                   Director; Senior Vice President and Chief
            *                       Financial Officer (principal financial and

-------------------------------     accounting officer)
Dawn M. Hawley


                                   Director
            *

-------------------------------
Carol F. Relihan

*By: /s/ Jeffrey Kupor

-------------------------------

Jeffrey Kupor


Attorney-in-fact

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on April 9, 2002.


                                          A I M ADVISORS, INC.

                                                            *

                                          By: _________________________________
                                             Name:  Robert H. Graham
                                             Title: President



   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 9, 2002:


             Name                  Title


                                   Director
            *

-------------------------------
Gary T. Crum


                                   Director; President (principal executive
            *                       officer)

-------------------------------
Robert H. Graham


                                   Director; Senior Vice President and Chief
            *                       Financial Officer (principal financial and

-------------------------------     accounting officer)
Dawn M. Hawley


                                   Director
            *

-------------------------------
Carol F. Relihan

*By: /s/ Jeffrey Kupor

-------------------------------

Jeffrey Kupor


Attorney-in-fact

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on April 9, 2002.


                                          INVESCO INSTITUTIONAL (N.A.), INC.

                                                            *

                                          By: _________________________________
                                             Name:   John D. Rogers
                                             Title:  President and Chief
                                                     Executive Officer



   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 9, 2002:


             Name                  Title


                                   Director
            *

-------------------------------
Luis A. Aguilar


                                   Director; President and Chief Executive
            *                       Officer (principal executive officer)

-------------------------------
John D. Rogers


                                   Director; Chief Financial Officer
            *                       (principal financial and accounting

-------------------------------     officer)
David A. Hartley

*By: /s/ Jeffrey Kupor

-------------------------------

Jeffrey Kupor


Attorney-in-fact

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on April 9, 2002.


                                          INVESCO NORTH AMERICAN
                                           HOLDINGS, INC.

                                                            *

                                          By: _________________________________
                                             Name:   Mark H. Williamson
                                             Title:  Chairman, Board of
                                                     Directors; President



   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 9, 2002:


             Name                  Title


                                   Director
            *

-------------------------------
Charles W. Brady


                                   Director; Chief Financial Officer and
            *                       Treasurer (principal financial and

-------------------------------     accounting officer)
Robert F. McCullough


                                   Chairman, Board of Directors; President
            *                       (principal executive officer)

-------------------------------
Mark H. Williamson

*By: /s/ Jeffrey Kupor

-------------------------------

Jeffrey Kupor


Attorney-in-fact